Delivering a Smoke-Free Future CAGNY Conference February 23, 2022 Jacek Olczak, Chief Executive Officer Emmanuel Babeau, Chief Financial Officer Forward-Looking and Cautionary Statements • This presentation and related discussion contains projections of future results and other forward-looking statements. Achievement of future results is subject to risks, uncertainties and inaccurate assumptions. In the event that risks or uncertainties materialize, or underlying assumptions prove inaccurate, actual results could vary materially from those contained in such forward-looking statements. Pursuant to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, PMI is identifying important factors that, individually or in the aggregate, could cause actual results and outcomes to differ materially from those contained in any forward-looking statements made by PMI • PMI's business risks include: excise tax increases and discriminatory tax structures; increasing marketing and regulatory restrictions that could reduce our competitiveness, eliminate our ability to communicate with adult consumers, or ban certain of our products in certain markets or countries; health concerns relating to the use of tobacco and other nicotine-containing products and exposure to environmental tobacco smoke; litigation related to tobacco use and intellectual property; intense competition; the effects of global and individual country economic, regulatory and political developments, natural disasters and conflicts; changes in adult smoker behavior; lost revenues as a result of counterfeiting, contraband and cross-border purchases; governmental investigations; unfavorable currency exchange rates and currency devaluations, and limitations on the ability to repatriate funds; adverse changes in applicable corporate tax laws; adverse changes in the cost, availability, and quality of tobacco and other agricultural products and raw materials, as well as components and materials for our electronic devices; and the integrity of its information systems and effectiveness of its data privacy policies. PMI's future profitability may also be adversely affected should it be unsuccessful in its attempts to produce and commercialize reduced-risk products or if regulation or taxation do not differentiate between such products and cigarettes; if it is unable to successfully introduce new products, promote brand equity, enter new markets or improve its margins through increased prices and productivity gains; if it is unable to expand its brand portfolio internally or through acquisitions and the development of strategic business relationships; or if it is unable to attract and retain the best global talent. Future results are also subject to the lower predictability of our reduced-risk product category's performance • In addition, PMI’s business risks also include risks and uncertainties related to PMI’s acquisitions of Fertin Pharma A/S ("Fertin"), OtiTopic, Inc. ("OtiTopic") and Vectura Group plc ("Vectura"), including, amongst other things: (1) the possibility that the integration of the operations of Fertin and Vectura with those of PMI may be more difficult and/or take longer than anticipated, and may not accelerate PMI’s desired entry into additional smoke-free and beyond nicotine platforms as quickly as anticipated; (2) the possibility that the respective integrations of Fertin and Vectura into PMI may be more costly than anticipated and may have unanticipated adverse results relating to Fertin, Vectura or PMI’s existing businesses; (3) the inability to gain access to or acquire differentiated proprietary assets, technology and/or pharmaceutical development expertise as anticipated by these acquisitions; (4) risks associated with third-party contracts containing consent and/or other contractual provisions that may be triggered by the acquisitions; (5) the success of the research and development efforts of Fertin, OtiTopic and Vectura, including the ability to obtain regulatory approval for new products, and the ability to commercialize or license these new products; (6) any unanticipated safety, quality or efficacy concerns and the impact of identified concerns associated with the products developed by Fertin, OtiTopic and Vectura; and (7) the ability of PMI to retain key personnel of Fertin and Vectura, or hire key talent to work in the Fertin and Vectura businesses due to their affiliation with PMI • PMI is further subject to other risks detailed from time to time in its publicly filed documents, including the Form 10-K for the year ended December 31, 2021. PMI cautions that the foregoing list of important factors is not a complete discussion of all potential risks and uncertainties. PMI does not undertake to update any forward- looking statement that we may make from time to time, except in the normal course of its public disclosure obligations 2 Exhibit 99.3

Investing, Innovating & Delivering Sustainable Growth • Investing behind sustainable growth while delivering superior returns for shareholders •Well on track to become a predominantly smoke-free business •Continuous smoke-free innovation & transformation • Investing in Wellness & Healthcare for further growth beyond 2025 •Delivering high-quality, sustainable organic growth; on track for 2021-23 CAGR targets 3Source: PMI Financials or estimates Source: PMI Financials or estimates. Investments reflect research, product and commercial development, production capacity, scientific substantiation, and studies on adult smoker understanding. See reconciliation schedules in the appendix to this presentation Investing, Transforming & Delivering Sustainable Growth 4 $9.2bn 2021 Smoke-Free Net Revenues >$9bn RRP Investments Since 2008 $36bn 5 Year (2017-21) Total Dividends 5.0% Organic Net Revenues 5 year (2016-2021) CAGR 10.5% Currency-Neutral Adj. Diluted EPS 5 year (2016-2021) CAGR

Smoke-Free Products Core Engine of Sustainable Growth 5 0.2% 2.7% 12.7% 13.8% 18.7% 23.8% 29.1% 2015 2016 2017 2018 2019 2020 2021 2023 2025 ~40% >50% Target Ambition Smoke-Free Net Revenues as % of Total PMI Adjusted Net Revenues Smoke-Free Products (Replacing Cigarettes) • Heated Tobacco Products • Vapor Products • Nicotine pouches • New forms of cigarette replacement alternatives Combustible Cigarettes • Maximizing value while accelerating smoke-free conversion Transitioning Source: PMI Financials or estimates. See reconciliation schedules in the appendix to this presentation 30.7% Q4 2021 Source: PMI Financials or estimates Number of Markets Where RRP NR > 50% Rapidly Transforming to a Majority Smoke-Free Business (As a % of Total Net Revenues) 53% 55% 65% 71% 0% 10% 20% 30% 40% 50% 60% 70% 80% Italy Czech Republic Greece Japan 2018 2019 2020 2021 6 3 4 5 10

Source: PMI Financials or estimates 7 Rapidly Transforming to a Majority Smoke-Free Business (As a % of Total Net Revenues) 33% 37% 59% 0% 10% 20% 30% 40% 50% 60% EU EE EA&A 2018 2019 2020 2021 Number of Markets Where RRP NR > 50% 3 4 5 10 Significant Long-Term Opportunity in New Growth Areas 8 Filling Pipeline to Achieve Initial Milestone of ≥$1 billion in Net Revenues by 2025 on Long-term Growth Trajectory Healthcare • Innovative drug/device combinations • Focus on existing Rx molecules •Unmet patient needs: Cardiovascular, Pain, Neurology, Allergy Wellness • Innovative oral and inhalable consumer health products • Sleep, Energy, Calm and Focus

Growing Evidence & Recognition of RRP Positive Health Impact

- Smoke-free products have a positive public health impact
- Nicotine, although addictive, is not the main problem:
  - Combustion is the primary cause of smoking-related disease
  - Certain NGOs have propagated confusion on nicotine leading to consumer misunderstanding and instances of misguided regulation
- Recognized by FDA and other authorities
- The significant[a] reduction in exposure to harmful and potentially harmful chemicals – from switching to heat-not-burn, e-vapor or oral delivery– will result in better public health outcomes
- We are working to generate additional clinical and epidemiological data to further demonstrate the health benefits of switching
- Long-term epidemiology needed to precisely quantify the benefit but real-world evidence is already emerging



(a) Full switching to scientifically substantiated smoke-free products estimated to achieve at least 95% of the exposure reduction from smoking abstinence

9

Real-World Evidence: Japan Study on COPD

COPD Exacerbation Hospitalization Rate Over Time
MDV Hospital Records



National Launch
Post-HTP
Pre-HTP
Prediction from Pre-HTP data
COPD Exacerbation Rate (per 10,000 Hospitalizations)
0
1
2
3
4
5
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020

Note: Model adjusting for age and sex. COPD stands for Chronic Obstructive Pulmonary Disease. Observational time-trend analysis looking at temporal associations and not designed to assess cause and effect. Specific factors associated with changing hospitalization rates over time have not been fully analyzed. Subject to inherent limitations of ecological analysis.
Source: MDV Diagnosis Procedure Combination Data. https://en.mdv.co.jp/ (January 13, 2021)

10

3.5% 4.0% 4.5% 5.0% 5.5% 2013 2014 2015 2016 2017 2018 2019 2020 IH D H o sp it al iz at io n R at e Real-World Evidence: Japan Study on IHD Ischemic Heart Disease Hospitalization Rate Over Time JMDC All Hospital Records Note: HTP stands for Heated Tobacco Products. Model: adjusting for age and sex – other confounding factors that could influence hospitalization rates have not been fully analyzed Observational time-trend analysis looking at temporal associations and not designed to assess cause and effect. Specific factors associated with changing hospitalization rates over time have not been fully analyzed. Subject to inherent limitations of ecological analysis Source: JMDC all event data (Data available on www.jmdc.co.jp/en) National Launch 11 Pre-HTP Post-HTP Prediction from Pre-HTP data Source: Choi S, et al. Combined Associations of Changes in Noncombustible Nicotine or Tobacco Product (NNTP) and Combustible Cigarette (CC) Use Habits With Subsequent Short-Term Cardiovascular Disease Risk Among South Korean Men. A Nationwide Cohort Study. Circulation. 2021. Observation period 2018-Dec 2019 Source: Data available on https://doi.org/10.1161/CIRCULATIONAHA.121.054967 Switching to Smoke-free Products is Associated with Lower Cardiovascular Disease Risk than Continuing to Smoke 12

Switching to Smoke-Free Products is Associated with Lower Cardiovascular Disease Risk than Continuing to Smoke



Continual CC only smokers as ref.	Events	PYs	Incidence*	aHR (95% CI)
Continual CC only smokers	13,224	2,127,601	62	1.00 (reference)
CC and NNTP users	1,510	596,081	25	0.84 (0.80-0.89)
Recent (<5 years) CC quitters without NNTP use	3,330	593,811	56	0.81 (0.78-0.84)
Recent (<5 years) CC quitter with NNTP use	139	53,609	26	**0.77 (0.66-0.92)**
Long-term (≥5 years) CC quitters without NNTP use	10,367	1,743,262	59	0.63 (0.62-0.65)
Long-term (≥5 years) CC quitter with NNTP use	52	17,466	30	**0.77 (0.59-1.02)**

- Independent study using epidemiological government data
- Switching to smoke-free products associated with 23% lower risk among both recent and long-term switchers
- Long-term cessation associated with 37% lower risk of cardiovascular disease
- Over 95% of the Korean smoke-free market is heated tobacco products

Source: Choi S, et al. Combined Associations of Changes in Noncombustible Nicotine or Tobacco Product (NNTP) and Combustible Cigarette (CC) Use Habits With Subsequent Short-Term Cardiovascular Disease Risk Among South Korean Men. A Nationwide Cohort Study. Circulation. 2021. Observation period 2018-Dec 2019
Source: Data available on https://doi.org/10.1161/CIRCULATIONAHA.121.054967

13

Smoke-Free Alternatives to Cigarettes Have Strong Sustainable Growth

- Innovative products provide great experiences
- With fast-progressing innovations there are increasingly safer ways to deliver nicotine while preserving perceived consumer benefits
- Total nicotine consumption is close to stable in volume, and growing in value
- Our strong innovation-driven leadership in smoke-free allows us to gain volume and value share


TEREA
MENTHOL
SHIRO
01
FRESH
MINT
LOW
SLIM
NICOTINE
POUCH

14

Smoke-Free Success Drives Attractive Growth Outlook

	2018-20	2021	2022-25
Total Industry Volume Growth CAGR[(a)]	~(3)%	~+2%	~(1)%

Total Industry by category	2019	2021	2025
Combustible[(b)]	95%	93%	85%
Total Smoke-Free[(c)]	5%	7%	15%
Of which Heat-not-Burn	2.5%	4%	10%

2021 Retail Value

Anticipated retail value CAGRs through 2025 :

- Total industry: 4%
- Heat-not-burn: 25%+
- E-vapor: 10-15%
- Nicotine pouches: 30-40%



E-Vapor
Heat-not-Burn
Modern Oral[(e)]
(0.3%)
5.5%
1.7%
NRT
(0.3%)
Total
Retail Value
~$470
billion
92%
Cigarettes and OTP[(d)]

(a) Includes cigarettes, Other Tobacco Products (OTP), heat-not-burn, e-vapor and nicotine pouches in stick equivalents
(b) Includes combustible cigarettes and OTP in stick equivalents; OTP includes fine cut tobacco, cigars and cigarillos
(c) Includes heat-not-burn, e-vapor and nicotine pouches
(d) OTP includes cigars, cigarillos, pipe tobacco and fine cut
(e) Modern oral includes snus and nicotine pouches
Source: PMI Financials or estimates. International excl. China and the U.S. NRT represents Smoking cessation products

15

Smoke-Free Products Replacing Combustibles, Cigarette Declines Accelerating

International Cigarette Industry Volume Trend (in %)



2014
2015
2016
2017
2018
2019
2020
2021
-2.5%
-2.6%
-0.9%
-2.3%
-2.2%
-2.4%
-3.6%
-8.5%
-2.8%
-8.0%
-2.6%
-7.5%
-6.6%
-11.5%
1.5%
-7.3%
Top 10 IQOS Markets by HTU SoM[(a)]
Total Cigarette Industry

(a) Markets included based on 2021 IMS share: Cyprus, Czech Republic, Greece, Hungary, Italy, Japan, Lithuania, Portugal, Slovak Republic, Ukraine
Note: Estimated IMS volume excluding China and the U.S.
Source: PMI Financials or estimates

16

Higher Share in a Growing Category Leads to Sustainable Growth

- Internal innovation, supplemented by partnerships
- First mover advantage & highest brand equity
- Existing user base and commercial engine to continue acquisition
- Natural share gains from leading position in smoke-free products

2021 PMI International Share of Retail Value



28%
59%
Combustibles
Smoke-Free Products

Note: Smoke-free products include e-vapor, modern oral and heated tobacco products. Excluding China and the U.S. Acquisition means switching adult smokers
Source: PMI Financials or estimates

17

Accelerated Pace of Innovation Key to Smoke-Free Growth



1950
2010
2015
2021
Combustible
Filter & Flip-Top Box
Capsule
HnB
Internal Blade
External Coil
Internal Pin
External Coil Induction
Internal Induction
E-Vapor
Format
Cigalike
Open Tank
Closed pods
Disposables
Heating Technology
Coil & wick
Ceramic
Mesh
Oral
Original Snus
White Snus
Nicotine Pouches

Note: Description and dates are illustrative

18

PMI Innovation Pipeline & Commercial Engine Confers Leadership 19 Smoke-Free Retail Value (in $bn, excl. US & China) 10 13 16 21 2018 2019 2020 2021 Source: PMI Financials or estimates PMI Competitor 1 Competitor 2 Competitor 3 Significant 2022 Expansion of Multi-Category Portfolio to Drive Achievement of 50% Smoke-Free Net Revenues by 2025 20 Heat-not-Burn E-vapor Nicotine Pouches

Expanding *IQOS* Growth Base in Low & Middle-Income Markets



Size of Premium Cigarette Segment in LMI Markets in 2021
(in %)
70% of total combustible industry in LMI markets
14
19
28
29
44
47
50
Pakistan
Argentina
Turkey
Brazil
Philippines
Indonesia
Mexico
54
36
124
59
55
296
32
Total Cigarette Industry (in billion sticks)



New HnB technology planned for price-conscious consumers



PMI HTU Offtake Share
Urban Cairo
1.2%
2.0%
2.6%
3.0%
3.6%
Aug'21(a)
Sept'21
Oct'21
Nov'21
Dec'21

(a) Launch date
Source: PMI Financials or estimates

21

Powerful Financial Model of Investment, Innovation & Growth

- We target stable to growing total PMI volume stability over the coming years as innovation-driven HTU growth offsets cigarette declines
- Positive revenue and margin impact from shift to smoke-free products
- Pricing in both categories, targeting cigarette pricing which at least balances volume declines



Net Revenue per Unit(a)
(in $ per '000 eq. units)
CAGR +6.7%
35
36.1
38.9
41.6
43.8
2018
2019
2020
2021

(a) Reflects total PMI adjusted net revenues divided by total PMI cigarette and HTU shipment volume, at 2021 exchange rates. Excludes the 'Other' category
Source: PMI Financials or estimates

22

Device & Consumables Model Requires Loyalty to Drive Returns • Despite significantly higher excises than e-vapor, heat- not-burn remains the most profitable category due to its high degree of loyalty and full switching from cigarettes • Loyalty derives from consumer needs: taste, ritual and satisfaction • Growing demand for convenience, served by ILUMA in heat-not-burn, nicotine pouches and disposable e-vapor • Closed-system e-vapor products have higher gross margins than cigarettes, but low conversion and loyalty exacerbated by device discounting and higher trade margins • Nicotine pouches exclusive use generates gross profit per user between closed pod e-vapor and heat-not-burn 23Source: PMI Financials or estimates Source: PMI Financials or estimates More Than $1bn Growth in Positive Profit Contribution From IQOS in 2021 24 2021 vs. 2020 Growth (in $bn) 2.3 0.5 RRP Net Revenue Total PMI Commercial, R&D

Investing in Wellness & Healthcare for Long-Term Growth • Natural long-term evolution into a broader lifestyle, consumer wellness and healthcare company • Developing best-in-class differentiated products meeting high unmet patient and consumer needs • Vectura & Fertin technology platforms at forefront of innovation • Investing in platforms for long-term growth:⎼ Intend to invest broadly stable $150-200m per annum over next 3 years⎼ Acceleration of revenue targeted from 2024⎼ Pursuing opportunities with strong returns and cash generation⎼ Focus on organic development 25Source: PMI Financials or estimates Innovating in Large & Growing Markets 26 Addressable Market (Areas of Interest) 2025 CAGR (2021-2030) Example Areas of Opportunity Product Focus Areas Wellness o/w Cannabinoids $33bn $4bn 8% • Sleep Aid • Energy & Focus • Calm & Anxiety • Botanicals • CBD Healthcare o/w Cannabinoids $56bn $24bn 15% • Acute and Chronic Conditions • Pain Management • Better Efficacy and Safety • Myocardial infarction: Asprihale • Neurology, e.g. Migraine • Pain Management: Medical Cannabis • Allergy • Smoking Cessation / Cigarette Replacement Alternatives Total $89bn 11% Note: o/w refers to ‘Of Which’ Source: PMI Financials or estimates

Longer Business Cycle, Attractive Opportunities


Consumer
OTC (inhaled/other innovative delivery methods)
Rx (Inhaled Rx)
Time and Complexity






Rx timeline
Open Innovation
Discovery
Early Development (2y)
Translational Medicine (Phase 1 and 2a clinical)
Drug Device prototyping
Late Development and Commercial Readiness (3-4y)
Phase 2b/3 clinical
Life Cycle mgmt.
Med. Affairs & Safety
Prepare Market Entry
Commercialization
Phase 4
Life Cycle Mgmt.
Med. Affairs & Safety
Marketing & Sales

Note: Rx stands for prescription

27

Sustainability: Identifying Strategic Priorities

- New sustainability materiality Assessment
- Inward and outward impacts considered (double materiality)
- Product health impact remains our core priority


Key
ENVIRONMENTAL
SOCIAL
GOVERNANCE
Our most material topics
Emerging topics
Relevance to our stakeholders
Very high
High
Medium
Low

Sustainability Materiality Matrix


HIGH
LOW
Significance of ESG impacts on PMI
Significance of PMI's impacts on society
Product health impact
Sales, marketing, and consumer communications
Climate
Business integrity
Innovation in wellness and healthcare
Laws and regulations
Human capital development
Engagement with policymakers
Diversity and inclusion
Economic contribution
Materials and product eco-design
Water
Labor standards
Post-consumer waste
Health and safety at work
Socioeconomic well-being of tobacco-farming communities
Operational discharge
Privacy
Employee well-being
Biodiversity
Philanthropy
Animal welfare

Reliable Measurement of Sustainability Progress Drives Best-in-Class Performance • Updated sustainability strategy framework following materiality • New robust and reliable sustainability index to drive performance • Index used to strengthen link to executive compensation (30% of PSUs) 29Note: PSU stands for Performance Share Unit • Structured measurement and reporting of progress toward our goals • Moving beyond qualitative assessment of performance • Disclosing reliable and comparable data Transparent, Robust ESG Reporting 30

Investing, Innovating & Delivering Sustainable Growth • Well on track to become a predominantly smoke- free business by 2025 • Confident in 2021-23 organic CAGR targets of >5% Net Revenues and >9% Adjusted Diluted EPS • Delivering high-quality, sustainable organic growth and cash flow to reward shareholders • Transforming into a broader consumer wellness, lifestyle and healthcare business • Continuous investment and innovation in smoke- free products • Investing in Wellness & Healthcare for further growth beyond 2025 • Leading on sustainability to maximize positive impact to society 31 Source: PMI Financials or estimates Delivering a Smoke-Free Future CAGNY Conference February 23, 2022 iOS Download Android DownloadHave you downloaded the PMI Investor Relations App? The free IR App is available to download at the Apple App Store for iOS devices and at Google Play for Android mobile devices Or go to: www.pmi.com/irapp

33 Glossary of Key Terms and Definitions, and Reconciliation of Non-GAAP Measures Glossary: General Terms • "PMI" refers to Philip Morris International Inc. and its subsidiaries. Trademarks and service marks that are the registered property of, or licensed by, the subsidiaries of PMI, are italicized • Until March 28, 2008, PMI was a wholly owned subsidiary of Altria Group, Inc. ("Altria"). Since that time the company has been independent and is listed on the New York Stock Exchange (ticker symbol "PM") • Comparisons are made to the same prior-year period unless otherwise stated • Unless otherwise stated, references to total industry, total market, PMI shipment volume and PMI market share performance reflect cigarettes and heated tobacco units • References to total international market, defined as worldwide cigarette and heated tobacco unit volume excluding the U.S., total industry, total market and market shares are PMI estimates for tax-paid products based on the latest available data from a number of internal and external sources and may, in defined instances, exclude the People's Republic of China and/or PMI's duty free business • 2020 and 2021 estimates for total industry volume and market share in certain geographies reflect limitations on the availability and accuracy of industry data during pandemic-related restrictions • "OTP" is defined as "other tobacco products," primarily roll-your-own and make-your-own cigarettes, pipe tobacco, cigars and cigarillos, and does not include reduced-risk products • "Combustible products" is the term PMI uses to refer to cigarettes and OTP, combined • In-market sales, or "IMS," is defined as sales to the retail channel, depending on the market and distribution model • "Total shipment volume" is defined as the combined total of cigarette shipment volume and heated tobacco unit shipment volume • Following the acquisitions of Fertin Pharma A/S, OtiTopic, Inc. and Vectura Group plc., PMI added the "Other" category in the third quarter of 2021. Business operations for the Other category are evaluated separately from the geographical operating segments • "RBH" refers to PMI’s Canadian subsidiary, Rothmans, Benson & Hedges Inc. • The Companies’ Creditors Arrangement Act (CCAA) is a Canadian federal law that permits a Canadian business to restructure its affairs while carrying on its business in the ordinary course 34

Glossary: General Terms (cont.) • "EU" is defined as the European Union Region • "EE" is defined as the Eastern Europe Region • "ME&A" is defined as the Middle East & Africa Region and includes PMI's duty free business • "S&SA" is defined as the South & Southeast Asia Region • "EA&A" is defined as the East Asia & Australia Region • “AMCS” is defined as the Americas Region. It refers to the former Latin America & Canada segment, which was renamed as the Americas segment as of the third quarter of 2021. References to "Americas" may, in defined instances, exclude the U.S. • Following the deconsolidation of PMI's Canadian subsidiary, Rothmans, Benson & Hedges, Inc. (RBH), PMI will continue to report the volume of brands sold by RBH for which other PMI subsidiaries are the trademark owner. These include HEETS, Next, Philip Morris and Rooftop • From time to time, PMI’s shipment volumes are subject to the impact of distributor inventory movements, and estimated total industry/market volumes are subject to the impact of inventory movements in various trade channels that include estimated trade inventory movements of PMI’s competitors arising from market-specific factors that significantly distort reported volume disclosures. Such factors may include changes to the manufacturing supply chain, shipment methods, consumer demand, timing of excise tax increases or other influences that may affect the timing of sales to customers. In such instances, in addition to reviewing PMI shipment volumes and certain estimated total industry/market volumes on a reported basis, management reviews these measures on an adjusted basis that excludes the impact of distributor and/or estimated trade inventory movements. Management also believes that disclosing PMI shipment volumes and estimated total industry/market volumes in such circumstances on a basis that excludes the impact of distributor and/or estimated trade inventory movements, such as on an IMS basis, improves the comparability of performance and trends for these measures over different reporting periods • "ESG" stands for environmental, social, and governance • "Illicit trade" refers to domestic non-tax paid products • "SoM" stands for share of market 35 Glossary: Financial Terms • Net revenues related to combustible products refer to the operating revenues generated from the sale of these products, including shipping and handling charges billed to customers, net of sales and promotion incentives, and excise taxes. PMI recognizes revenue when control is transferred to the customer, typically either upon shipment or delivery of goods • Net revenues related to RRPs represent the sale of heated tobacco units, heat-not-burn devices and related accessories, and other nicotine- containing products, primarily e-vapor and oral nicotine products, including shipping and handling charges billed to customers, net of sales and promotion incentives, and excise taxes. PMI recognizes revenue when control is transferred to the customer, typically either upon shipment or delivery of goods • Net revenues in the Other category primarily consist of operating revenues generated from the sale of inhaled therapeutics, and oral and intra-oral delivery systems, resulting from the third quarter 2021 acquisitions of Fertin Pharma A/S, OtiTopic, Inc. And Vectura Group plc. • Adjusted net revenues exclude the impact related to the Saudi Arabia customs assessments • "SG&A" stands for selling, general & administrative • "Adjusted Operating Income (OI) Margin" is calculated as adjusted OI, divided by adjusted net revenues • "Net debt" is defined as total debt, less cash and cash equivalents • Growth rates presented on an organic basis for consolidated financial results reflect currency-neutral underlying results • Management reviews net revenues, operating income, operating income margin, operating cash flow and earnings per share, or "EPS," on an adjusted basis, which may exclude the impact of currency and other items such as acquisitions, asset impairment and exit costs, tax items and other special items. Currency-neutral and organic growth rates reflect the way management views underlying performance for these measures. PMI believes that such measures provide useful insight into underlying business trends and results. Management reviews these measures because they exclude changes in currency exchange rates and other factors that may distort underlying business trends, thereby improving the comparability of PMI’s business performance between reporting periods. Furthermore, PMI uses several of these measures in its management compensation program to promote internal fairness and a disciplined assessment of performance against company targets. PMI discloses these measures to enable investors to view the business through the eyes of management • "Fair value adjustment for equity security investments" reflects the adjustment resulting from share price movements in passive investments for publicly traded entities that are not controlled or influenced by PMI. Under U.S. GAAP, such adjustments are required, since January 1, 2018, to be reflected directly in the income statement 36

Glossary: Reduced-Risk Products • Reduced-risk products (“RRPs”) is the term PMI uses to refer to products that present, are likely to present, or have the potential to present less risk of harm to smokers who switch to these products versus continuing smoking. PMI has a range of RRPs in various stages of development, scientific assessment and commercialization. PMI's RRPs are smoke-free products that contain and/or generate far lower quantities of harmful and potentially harmful constituents than found in cigarette smoke • "Aerosol" refers to a gaseous suspension of fine solid particles and/or liquid droplets • "Combustion" is the process of burning a substance in oxygen, producing heat and often light • "Smoke" is a visible suspension of solid particles, liquid droplets and gases in air, emitted when a material burns • "Heated tobacco units," or "HTUs," is the term PMI uses to refer to heated tobacco consumables, which for PMI include the company's HEETS, HEETS Creations, HEETS Dimensions, HEETS Marlboro and HEETS FROM MARLBORO (defined collectively as HEETS), Marlboro Dimensions, Marlboro HeatSticks, Parliament HeatSticks and Terea, as well as the KT&G-licensed brand, Fiit and Miix (outside of South Korea) • IQOS heat-not-burn devices are precisely controlled heating devices into which a specially designed and proprietary tobacco units are inserted and heated to generate an aerosol • "PMI heat-not-burn products" include licensed KT&G heat-not-burn products • "PMI HTUs" include licensed KT&G HTUs • HTU "offtake volume" represents the estimated retail offtake of HTUs based on a selection of sales channels that vary by market, but notably include retail points of sale and e-commerce platforms • HTU "offtake share" represents the estimated retail offtake volume of HTUs divided by the sum of estimated total offtake volume for cigarettes and HTUs • Market share for HTUs is defined as the total sales volume for HTUs as a percentage of the total estimated sales volume for cigarettes and HTUs 37 Glossary: Reduced-Risk Products (cont.) • "Total IQOS users" is defined as the estimated number of Legal Age (minimum 18 years) users of PMI heat-not-burn products for which PMI HTUs represented at least 5% of their daily tobacco consumption over the past seven days The estimated number of adults who have "switched to IQOS and stopped smoking" reflects:⎼ for markets where there are no heat-not-burn products other than PMI heat-not-burn products: daily individual consumption of PMI HTUs represents the totality of their daily tobacco consumption in the past seven days⎼ for markets where PMI heat-not-burn products are among other heat-not-burn products: daily individual consumption of HTUs represents the totality of their daily tobacco consumption in the past seven days, of which at least 70% is PMI HTUs. Note: The above IQOS user metrics reflect PMI estimates based on consumer claims and sample-based statistical assessments, the accuracy and reliability of which may vary based on individual market maturity and availability of information. The average margin of error for IQOS users in key volume markets is +/-5% at a 95% Confidence Interval As of December 2020, PMI heat-not-burn products and HTUs include licensed KT&G heat-not-burn products and HTUs, respectively • "FDA" stands for the U.S. Food & Drug Administration • "MRTP" stands for Modified Risk Tobacco Product, the term used by the U.S. FDA to refer to RRPs • "MRTP application" stands for Modified Risk Tobacco Product application under section 911 of the FD&C Act • "PMTA" stands for Premarket Tobacco Application under section 910 of the FD&C Act • "Acquisition" refers to our efforts to switch LAS from smoking cigarettes to RRPs or to switch LAU from competing smoke-free products to PMI’s RRPs • "Retention" refers to our efforts to deter LAU from going back to smoking cigarettes or from choosing a competing smoke-free product instead of a PMI RRP 38

Glossary: *IQOS* in the United States

- On April 30, 2019, the U.S. Food and Drug Administration (FDA) announced that the marketing of a version of PMI's Platform 1 product, namely, *IQOS 2.4*, together with its heated tobacco units (the term PMI uses to refer to heated tobacco consumables), is appropriate for the protection of public health and authorized it for sale in the U.S. The FDA's decision followed its comprehensive assessment of PMI's premarket tobacco product applications (PMTAs) submitted to the Agency in 2017
- In the third quarter of 2019, PMI brought *IQOS 2.4* and three variants of its heated tobacco units to the U.S. through its license with Altria Group, Inc., whose subsidiary, Philip Morris USA Inc., is responsible for marketing the product and complying with the provisions set forth in the FDA's marketing orders
- On July 7, 2020, the FDA authorized the marketing of a version of PMI's Platform 1 product, namely, *IQOS 2.4*, together with its heated tobacco units, as a Modified Risk Tobacco Product (MRTP). In doing so, the agency found that an *IQOS* exposure modification order is appropriate to promote the public health. The decision followed a review of the extensive scientific evidence package PMI submitted to the FDA in December 2016 to support its MRTP applications
- On December 7, 2020, the FDA confirmed that the marketing of a version of PMI's Platform 1 product, namely, *IQOS 3*, is appropriate for the protection of public health and authorized it for sale in the U.S. The FDA's decision followed an assessment of a PMI's PMTA filed with the agency in March 2020
- On November 29, 2021, an importation ban and cease-and-desist orders imposed by the U.S. International Trade Commission (ITC) relating to *IQOS* Platform 1 products (including consumables and infringing components) went into effect. As a result, *IQOS* is not currently available for sale in the U.S. PMI has appealed the patent and statutory issues related to the ITC's Final Determination, and also has contingency plans underway, including domestic production. PMI believes it is unlikely that *IQOS* will be available in the U.S. in 2022. For more details on the ITC case and related legal matters, please refer to PMI's Form 10-K for 2021, which the company plans to file with the SEC in the coming days. Note: The ITC decision has no bearing outside the U.S.; competitor lawsuits based on the same patent families have repeatedly and universally failed in European courts and the European Patent Office
- Shipment volume of heated tobacco units to the U.S. is included in the heated tobacco unit shipment volume of the Americas segment. Revenues from shipments of Platform 1 devices, heated tobacco units and accessories to Altria Group, Inc. for sale under license in the U.S. are included in Net Revenues of the Americas

39

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures

Adjustments of Net Revenues for the Impact of Special Items, Currency and Acquisitions
($ in millions) / (Unaudited)

	Years Ended December 31,			Years Ended December 31,			Years Ended December 31,			Years Ended December 31,			Years Ended December 31,		
	2021	2020	% Change	2020	2019	% Change	2019	2018	% Change	2018	2017	% Change	2017	2016	% Change
Net Revenues	$ 31,405	$ 28,694		$ 28,694	$ 29,805		$ 29,805	$ 29,625		$ 29,625	$ 28,748		$ 28,748	$ 26,685	
Net Revenues attributable to RBH	-	-		-	(181)[2]		-	(742)[1]		-	-		-	-	
Saudi Arabia Customs Assessments	(246)	-		-	-		-	-		-	-		-	-	
Adj. Net Revenues	$ 31,651	28,694	10.3%	$ 28,694	29,624 [3]	(3.1)%	$ 29,805	28,883 [3]	3.2%	$ 29,625	28,748	3.1%	$ 28,748	26,685	7.7%
Currency	678	-		(470)			(937)	-		(103)	-		(437)	-	
Adj. Net Revenues excluding Currency	$ 30,973	28,694	7.9%	$ 29,164	29,624	(1.6)%	$ 30,742	28,883	6.4%	$ 29,728	28,748	3.4%	$ 29,185	26,685	9.4%
Acquisitions	109	-		-	-		-	-		-	-		-	-	
Adj. Net Revenues, ex. Currency & Acqusitions	$ 30,864	28,694	7.6%[4]	$ 29,164	29,624	(1.6)%[4]	$ 30,742	28,883	6.4%[4]	$ 29,728	28,748	3.4%[4]	$ 29,185	26,685	9.4%[4]

(1) Represents the impact attributable to RBH from March 22, 2018 through end of period date
(2) Represents the impact attributable to RBH from January 1, 2019 through March 21, 2019
(3) Pro forma
(4) On an organic basis

40

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures

Reconciliation of Reported Diluted EPS to Adjusted Diluted EPS, excluding Currency
(Unaudited)

	Years Ended December 31,			Years Ended December 31,			Years Ended December 31,		
	2021	2020	% Change	2020	2019	% Change	2019	2018	% Change
Reported Diluted EPS	$ 5.83	$ 5.16	13.0%	$ 5.16	$ 4.61	11.9%	$ 4.61	$ 5.08	(9.3)%
Saudi Arabia customs assessments	0.14	-		-	-		-	-	
Asset impairment and exit costs	0.12	0.08		0.08	0.23		0.23	-	
Asset acquisition cost	0.03	-		-	-		-	-	
Equity investee ownership dilution	(0.04)	-		-	-		-	-	
Canadian tobacco litigation-related expense	-	-		-	0.09		0.09	-	
Loss on deconsolidation of RBH	-	-		-	0.12		0.12	-	
Russia excise and VAT audit charge	-	-		-	0.20		0.20	-	
Brazil indirect tax credit	-	(0.05)		(0.05)	-		-	-	
Fair value adjustment for equity security investments	-	0.04		0.04	(0.02)		(0.02)	-	
Tax items	-	(0.06)		(0.06)	(0.04)		(0.04)	0.02	
Adjusted Diluted EPS	$ 6.08	$ 5.17	17.6%	$ 5.17	$ 5.19	(0.4)%	$ 5.19	$ 5.10	1.8%
Currency	0.12			(0.32)			(0.13)		
Adjusted Diluted EPS, excluding Currency	$ 5.96	$ 5.17	15.3%	$ 5.49	$ 5.19	5.8%	$ 5.32	$ 5.10	4.3%
Net earnings attributable to RBH					(0.06) (1)			(0.26) (2)	
Pro Forma Adjusted Diluted EPS					$ 5.13	7.0%		$ 4.84	9.9%

	Years Ended December 31,			Years Ended December 31,		
	2018	2017	% Change	2017	2016	% Change
Reported Diluted EPS	$ 5.08	$ 3.88	30.9%	$ 3.88	$ 4.48	(13.4)%
Saudi Arabia customs assessments	-	-		-	-	
Asset impairment and exit costs	-	-		-	-	
Asset acquisition cost	-	-		-	-	
Equity investee ownership dilution	-	-		-	-	
Canadian tobacco litigation-related expense	-	-		-	-	
Loss on deconsolidation of RBH	-	-		-	-	
Russia excise and VAT audit charge	-	-		-	-	
Brazil indirect tax credit	-	-		-	-	
Fair value adjustment for equity security investments	-	-		-	-	
Tax items	0.02	0.84		0.84	-	
Adjusted Diluted EPS	$ 5.10	$ 4.72	8.1%	$ 4.72	$ 4.48	5.4%
Currency	(0.11)			(0.21)		
Adjusted Diluted EPS, excluding Currency	$ 5.21	$ 4.72	10.4%	$ 4.93	$ 4.48	10.0%

(1) Represents the impact attributable to RBH from January 1, 2019 through March 21, 2019
(2) Represents the impact attributable to RBH from March 22, 2018 through end of period date

41

PHILIP MORRIS INTERNATIONAL

Delivering a Smoke-Free Future

CAGNY Conference

February 23, 2022